AHA INVESTMENT FUNDS, INC.
AHA SOCIALLY RESPONSIBLE EQUITY FUND

CLASS A SHARES
CLASS I SHARES
INSTITUTIONAL SERVICING CLASS SHARES

Supplement dated December 20, 2004
to Prospectus dated December 3, 2004

Under the section entitled “Prior Performance of SKBA” on page 19, the 4.21% average annual total return since inception for the S&P 500 is deleted and replaced with -4.21% average annual total return since inception.